UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2019

NEENAH, INC. (Exact Name Of Registrant As Specified In Charter)

Delaware (State of Incorporation)	001-32240 (Commission File No.)	20-1308307 (I.R.S. Employer Identification No.)

3460 Preston Ridge Road Alpharetta, Georgia 30005 (Address of principal executive offices, including zip code)

(678) 566-6500 (Registrant’s telephone number, including area code)

Not applicable (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On January 30, 2019, Sean T. Erwin delivered notice of his intent not to stand for re-election as director of Neenah, Inc. (the “Company”) at the Company’s Annual Meeting of Shareholders on May 22, 2019 (the “2019 Annual Shareholder Meeting”). Mr. Erwin has served as Chairman of the Board of Directors (the “Board”) since the formation of the Company following its spin-off from Kimberly-Clark in November 2004 and served as Chief Executive Officer of the Company from 2004 to 2010.
(b) On January 30, 2019, John F. McGovern delivered notice of his intent not to stand for re-election as director of the Company at the 2019 Annual Shareholder Meeting. Mr. McGovern has served as a director of the Company since 2006 and currently serves as Chairman of the Nominating and Corporate Governance Committee and is a member of the Compensation Committee.
(d) On January 30, 2019, the Board appointed Tony R. Thene to serve as a Class III director of the Company, effective as of February 1, 2019. Mr. Thene will stand for re-election as a Class III director at the 2019 Annual Shareholder Meeting. With respect to the disclosure required pursuant to Item 404(a) of Regulation S-K, there are no transactions between the Company and Mr. Thene that would be required to be reported.
The press release announcing the retirements and appointments is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Nominating and Corporate Governance Committee will continue to assess the size and membership of the Board and will make recommendations to the Board as it deems appropriate.
Item 8.01        Other Events
On January 30, 2019, the Board, at the recommendation of the Nominating and Corporate Governance Committee, approved the appointment of William M. Cook as Chairman of the Board, effective as of the 2019 Annual Shareholder Meeting.
Item 9.01        Financial Statements and Exhibits
(d) Exhibits:
Exhibit No.        Description of Exhibit
99.1            Press release dated January 31, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)

Date: January 31, 2019	/s/ Noah S. Benz
Noah S. Benz Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Description of Exhibit

99.1            Press release dated January 31, 2019